-------------------------------------------------------------------------------
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                _______________


                                   FORM 8-K


                                CURRENT REPORT


                      PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934



                               December 31, 1996
                    DATE OF REPORT (DATE OF EARLIEST EVENT
                                   REPORTED)



                      ----------------------------------



                            NIPSCO Industries, Inc.
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                    INDIANA
                (STATE OR OTHER JURISDICTION OF INCORPORATION)


        1-9779                                            35-1719974
(COMMISSION FILE NUMBER)                                (IRS EMPLOYER
                                                      IDENTIFICATION NO.)

              5265 HOHMAN AVENUE, HAMMOND, INDIANA        46320
             (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)   (ZIP CODE)


                                (219) 853-5200
             (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)
--------------------------------------------------------------------------------

Item 5.  Other Events
------   ------------

The purpose of this Current Report is to file certain financial information regarding the Registrant (NIPSCO Industries, Inc.) and its subsidiaries. Such financial information is set forth in the exhibits to this Current Report.

         Exhibits
         --------

 EXHIBIT
 NUMBER   DESCRIPTION OF ITEM
 -------  -------------------

  (23)    Consent of Arthur Andersen LLP.

  (27)    Financial Data Schedule.

  (99.1)  1996 Annual Report to Shareholders.

          - Management's Discussion and Analysis of Financial Condition and Results of Operations.

          - Consolidated Statement of Income.

          - Consolidated Balance Sheet.

          - Consolidated Statement of Capitalization.

          - Consolidated Statement of Long-Term Debt.

          - Consolidated Statement of Cash Flows.

          - Consolidated Statement of Common Shareholders' Equity.

          - Notes to Consolidated Financial Statements.

          - Report of Independent Public Accountants.

          - Selected Supplemental Information.

  (99.2)  Condensed Financial Information of NIPSCO Industries, Inc. and
            Subsidiaries.

          - Schedule I - Condensed Balance Sheet.

          - Schedule I - Condensed Statement of Income.

          - Schedule I - Condensed Statement of Cash Flows.

          - Notes to Condensed Financial Statements.

  (99.3)  NIPSCO Industries, Inc. Schedule of Valuation and Qualifying
            Accounts.

  (99.4)  Computation of Per Share Earnings.

                                   SIGNATURES

  PURSUANT TO THE REQUIREMENTS OF SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED.

                                          NIPSCO Industries, Inc.
                                              (Registrant)


Date    February 14, 1997                  By /s/ Nina M. Rausch
    -----------------------------            --------------------------------
                                              Nina M. Rausch
                                              Secretary





                                                               February 14, 1997

          EXHIBIT INDEX
          -------------

EXHIBIT
NUMBER    DESCRIPTION OF EXHIBIT
-------

  (23)    Consent of Arthur Andersen LLP.

  (27)    Financial Data Schedule.

  (99.1)  1996 Annual Report to Shareholders.

          - Management's Discussion and Analysis of Financial Condition and Results of Operations.

          - Consolidated Statement of Income.

          - Consolidated Balance Sheet.

          - Consolidated Statement of Capitalization.

          - Consolidated Statement of Long-Term Debt.

          - Consolidated Statement of Cash Flows.

          - Consolidated Statement of Common Shareholders' Equity.

          - Notes to Consolidated Financial Statements.

          - Report of Independent Public Accountants.

          - Selected Supplemental Information.

  (99.2)  Condensed Financial Information of NIPSCO Industries, Inc. and
            Subsidiaries.

          - Schedule I - Condensed Balance Sheet.

          - Schedule I - Condensed Statement of Income.

          - Schedule I - Condensed Statement of Cash Flows.

          - Notes to Condensed Financial Statements.

  (99.3)  NIPSCO Industries, Inc. Schedule of Valuation and Qualifying
            Accounts.

  (99.4)  Computation of Per Share Earnings.

                    GRAPHIC MATERIAL CROSS-REFERENCE PAGE


CAPITALIZATION RATIO CHART SHOWS PERCENT OF LONG-TERM DEBT, COMMON SHARE EQUITY AND PREFERRED AND PREFERENCE STOCK FOR YEARS 1987-1996.

COST OF FUEL FOR ELECTRIC GENERATION CHART SHOWS IN MILLS PER KWH THE COST OF FUEL FOR ELECTRIC GENERATION FOR YEARS 1987-1996.

COST OF GAS PURCHASED FOR RESALE CHART SHOWS IN DOLLARS PER DEKATHERM THE COST OF GAS PURCHASED FOR RESALE FOR YEARS 1987-1996.